Related party transactions - Schedule of Allowance for Credit Loss Provision Related to Amounts Due from Related Parties (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Expected Credit Loss Provision Related To Amounts Due From to Related Parties [Abstract]
Balance at beginning of the year	¥ (302)	¥ (393)	¥ (299)
Current year provision	(219)	(139)	(387)
Current year reversal	304	230	293
Balance at end of the year	¥ (217)	¥ (302)	¥ (393)